[Front of certificate]
          NUMBER                                          SHARES

                                  COLONIAL FUND
                                SHARE CERTIFICATE

THIS CERTIFIES THAT                         is the owner of
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



                    CLASS A SHARES OF BENEFICIAL INTEREST OF
                                  COLONIAL FUND

a series of Colonial Trust , subject to the Agreement and Declaration of Trust, of Colonial Trust , as amended, on file with the Secretary of the Commonwealth of Massachusetts. This certificate is executed by the Trust and is not binding upon any Trustee or officer of the Trust or shareholder of the Fund individually but is binding only upon the assets of the Fund.
This  certificate is valid only when countersigned by the Transfer Agent.

WITNESS the facsimile signatures of the Trust's duly authorized officers.
Dated
COUNTERSIGNED:
COLONIAL INVESTORS SERVICE CENTER, INC.
BY: TRANSFER AGENT

                              STEPHEN T. WELSH,       HAROLD W. COGGER
AUTHORIZED SIGNATURE          ASSISTANT TREASURER           PRESIDENT

[Rear of certificate]
ABBREVIATIONS
The following abbreviations may be used on the face of this certificate

Abbreviation   Equivalent                 Abbreviation      Equivalent
----------------------------------------------------------------------
JT TEN         As joint  tenants,  with   TEN IN COM  As  tenants  in common
               rights of  survivorship    TEN BY ENT  As tenants by the entirety
               and not as  tenants        UGTA        Under  Uniform  Gifts to
               incommon                               Minors Act
                                          UTMA        Uniform Transfer to
                                                      Minors Act
ADM            Administrator              FDN         Foundation
               Administratrix             PL          Public Law
AGMT           Agreement                  TR          Trustee
CUST           Custodian for              UA          Under Agreement
EST            Estate of                  UW          Under Will
EX             Executor Executrix
FBO            For the benefit of

       Additional abbreviations may also be used though not in the above list.
_______________________________________________________________________________
                                  TRANSFER FORM
SOCIAL SECURITY OR TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE:_______________

The undersigned assigns to
________________________________________________________
(Please print or typwrite name and address of assignee)
________________________________________________________
________________________________________________________
__________________________________________________________shares
(indicate the number of shares to be redeemed A new certificate will be issued for any balance)

represented by this  certificate and  irrevocably  appoints
The Secretary of the Trust______________________________________Attorney  to
transfer  said shares on the books of the Trust with full power of substitution.

DO NOT SIGN THIS FORM UNLESS THE ASSIGNEE IS NAMED ABOVE

Dated This request must be signed exactly as each owner is named on this certificate by every named owner.

SIGNATURE     GUARANTEED    BY          Signature______________________________
(Signature  guarantees  are  subject to
acceptance in accordance with the rules of the Transfer Agent)
-------------------------------------------------------------------------------
                                 REDEMPTION FORM
The undersigned requests the redemption of _______________________________________________shares
(indicate the number of shares to be redeemed. A new certificate will be issued for any balance)

represented by this Certificate.

                                                This request must be signed as
                                                each owner is named on this
                                                certificate by every named
                                                owner.

SIGNATURE GUARANTEED BY                         Signature____________________

-----------------------------
(Signature  guarantees are
subject to acceptance in
accordance with the rules of
the Transfer Agent.)

                                                ----------------------------
                                                Address
                                                ----------------------------
34028- 94882